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                                                                  EXHIBIT 10.10Q


                SEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

          This amendment dated as of February 7, 2000, is between Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

          A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

          B. The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT

          1. Definitions. Capitalized terms used but not defined to this Amendment shall have the meanings given to them in the Agreement.

          2. Amendment. Article 2A, which was added to the Agreement by the Fifth Amendment, is a amended and restarted in its entirety as follow:

             2A.1 Line of Credit Amount. From the effective date of the Seventh Amendment to this Agreement until May 31, 2001 (the "Revolver Expiration Date"), the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Revolver Commitment") is $75,000,000. This is a revolving line of credit providing for cash advances. During the availability period, the Borrower may repay principal amounts and reborrow them. The Borrower agrees not to permit the outstanding principal balance of advances under the line of credit to exceed the Revolver Commitment. Amounts advanced under this line of credit shall be used to fund the acquisition of an office building to be occupied by the Borrower and its subsidiaries and for related expenses.

             2A.2 Interest Rate. Unless the Borrower elects an optional interest rate as described below, principal amounts outstanding under this line of credit shall bear interest at the Base Rate (as defined in the Syndicated Credit Agreement) plus the Applicable Margin (as defined below).

             2A.3 Repayment Terms. The Borrower will pay interest on each Payment Date, as defined in the Syndicated Credit Agreement, until payment in full of any principal outstanding under this line of credit. The Borrower will repay in full all principal and any unpaid interest or other charges outstanding under this line of credit no later than the Revolver Expiration Date. Any interest period for an optional interest rate (as described below) shall expire no later than the Revolver Expiration Date.

             2A.4 Optional Interest Rates. Instead of the interest based on the Base Rate, the Borrower may elect to have all or portions of the principal amount outstanding under this facility bear interest at the London Rate plus the Applicable Margin or the Cayman Rate plus the Applicable Margin. The London Rate and Cayman Rate shall have the meanings as defined in the Syndicated Credit Agreement.


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               2A.5 Fees. On the effective date of the Seventh Amendment to this
      Agreement, the Borrower shall pay to the Bank under Facility 2, a commitment fee equal to 0.100% of the Revolver Commitment.

               2A.6 Applicable Margin and Fee. The Applicable Margin shall be the following amounts per annum:

                               Applicable Margin
                          (in basis points per annum)

                    Base Rate +         London/Cayman Rate +
                    -----------         --------------------
                         0                       87.5

The Applicable Margin with respect to London and Cayman Rates shall be increased above the amounts stated in the foregoing table in the following cases: (a) During any period in which the principal amount outstanding under this facility exceeds 33% of the Revolver Commitment, the Applicable Margin shall be increased by 12.5 basis points; and (b) during any period in which the principal amount outstanding under this facility exceeds 66% of the Revolver Commitment, the Applicable Margin shall be increased by 25.0 basis points.

               2A.7 Incorporation of Terms. The terms and conditions specified in paragraphs 2.04(a), (b) and (c), 2.12 and Article 3 of the Syndicated Credit Agreement are incorporated by reference as though fully set forth in this Agreement; provided, however, that each reference to the Agent in such paragraphs shall be deemed to refer to the Bank in its individual capacity as a lender; and provide that the terms "Base Rate Loan," "Cayman Rate Loan" and "London Rate Loan" shall refer to amounts outstanding under this Agreement which are bearing interest at the respective interest rates.

               2A.8 Default Rate. While any Event of Default exists or after acceleration, the Borrower shall, at the Bank's option, pay interest at a rate which is two (2.0) percentage points higher than the rate which would otherwise apply under this Agreement.

          3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the representations and warranties in Article 5 of the Agreement, as applied to the Agreement as amended hereby, are true and correct as of the date of this Amendment as if made on the date of this Amendment.

          4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

               (a) Evidence that the execution, delivery, and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

               (b) A Guarantor Acknowledgment and Consent in the form attached hereto.

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               (c) An amendment from the Banks party to the Syndicated Credit
      Agreement (as defined in the Agreement).

          5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date first stated above.

BANK OF AMERICA, N.A.                        WILLIAMS-SONOMA, INC.


By /s/ GINGER TRIMBLE                        By /s/ JOHN W. TATE
   ------------------------------              -----------------------------
                                               John W. Tate
Title: Vice President                          Chief Financial Officer
       --------------------------

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                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Borrower of the foregoing Seventh Amendment to the Letter of Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.

     Dated as of February 7, 2000       WILLIAMS-SONOMA STORES, INC.

                                        By /s/ JOHN W. TATE
                                           -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer


                                        HOLD EVERYTHING, INC.

                                        By /s/ JOHN W. TATE
                                           -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer


                                        CHAMBERS CATALOG COMPANY, INC.

                                        By /s/ JOHN W. TATE
                                           -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer


                                        POTTERY BARN, INC., formerly known
                                        as POTTERY BARN EAST, INC.

                                        By /s/ JOHN W. TATE
                                           -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer


                                        WILLIAMS-SONOMA STORES, LLC

                                        By Williams-Sonoma, Inc., its sole
                                        Member

                                        By /s/ JOHN W. TATE
                                           -------------------------------------
                                           John W. Tate
                                           Chief Financial Officer


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                                       POTTERY BARN KIDS, INC.


                                       By /s/ JOHN W. TATE
                                          -----------------------------
                                              John W. Tate
                                              Chief Financial Officer


                                       WILLIAMS-SONOMA DIRECT, INC.


                                       By /s/ JOHN W. TATE
                                          -----------------------------
                                              John W. Tate
                                              Chief Financial Officer


                                       WILLIAMS-SONOMA RETAIL SERVICES, INC.


                                       By /s/ JOHN W. TATE
                                          -----------------------------
                                              John W. Tate
                                              Chief Financial Officer